UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 15, 2019

EQM MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35574	37-1661577
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 Liberty Avenue, Suite 2000 Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 395-2688

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

EQM Midstream Partners, LP (EQM) is managed and operated by the directors and officers of EQM Midstream Services, LLC, its general partner (the EQM General Partner), which is an indirect wholly-owned subsidiary of Equitrans Midstream Corporation (ETRN).  EQM does not directly employ any of the persons responsible for managing its business, and ETRN employs and compensates all of the individuals who service EQM, including the executive officers of the EQM General Partner, and these individuals devote such portion of their productive time to EQM’s business and affairs as is required to manage and conduct EQM’s operations. EQM reimburses ETRN for salaries, long- and short-term incentives and related benefits and expenses for the employees of ETRN who provide services to EQM pursuant to the terms of EQM’s omnibus agreement with ETRN, dated as of November 13, 2018.

On January 15, 2019, the Board of Directors of ETRN (Board), upon recommendation of its Management Development and Compensation Committee, approved the compensation matters described below related to the executive officers of the EQM General Partner named below.

Base Salaries

The Board approved the following base salaries, effective as of November 17, 2018:

Name	Title	Base Salary
Thomas F. Karam	President & Chief Executive Officer	$675,000
Kirk R. Oliver	Senior Vice President & Chief Financial Officer	$500,000

Targets for 2019 Short-Term Incentive Program

The Board approved the following targets for awards under a 2019 short-term incentive program (2019 STIP):

Name	Target for 2019 STIP as a % of Base Salary
Thomas F. Karam	100%
Kirk R. Oliver	90%

Targets for 2019 Long-Term Incentive Programs

The Board approved the following targets for awards under 2019 long-term incentive programs (2019 LTIP Programs):

Name	Target for 2019 LTIP Program Awards as a % of Base Salary
Thomas F. Karam	600%
Kirk R. Oliver	160%

Perquisites

The Board approved the perquisites offered to each executive officer in 2019, including the following: executive physical and medical concierge services, financial planning allowance, life insurance and own-occupation long-term disability insurance (both of which exceed the level of insurance provided to other employees).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQM MIDSTREAM PARTNERS, LP

	By:	EQM Midstream Services, LLC,
its general partner

	By:	/s/ Kirk R. Oliver
	Name:	Kirk R. Oliver
	Title:	Senior Vice President and Chief
Financial Officer

Date: January 22, 2019